UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 24, 2001

                             Caddo Enterprises, Inc.
             (Exact name of Registrant as specified in its charter)

Nevada                             000-29023                      98-0210155
(State or Other                 (Commission File                (IRS Employer
Jurisdiction of                      Number)                     Identification
Incorporation)                                                      Number)

       104-1456 St. Paul Street, Kelowna, British Columbia, Canada V1Y 2E6
               (Address of principal executive offices) (Zip Code)

                                 (250) 868-8177
              (Registrant's telephone number, including area code)


Item 5.  Other - Change of Directors

         On December 24, 2001, Devinder Randhawa, Chairman and President, and Bob Hemmerling, Director, Secretary and Treasurer tendered their resignations, which were accepted. Neither director had a disagreement with the registrant on any matter relating to the registrant's operations, policies or practices. Garry Henry, who will serve as Chairman and President, and Laurie deBoer, who will serve as a Director, Secretary and Treasurer were elected by unanimous consent. Their election will be approved by shareholders at the next annual meeting. Biographies of the new directors are provided below:

         Garry Henry was appointed Chairman and President in December 2001. From 1991 to 2000, Mr. Henry was financial advisor for Canaccord Capital Ltd. in Vancouver BC. From 1986 to 1991, he worked for Haywood Securities as a financial advisor. From 1972 to 1986, he worked for West Coast Securities Ltd. in Vancouver, BC as a financial advisor. Mr. Henry has been a licensed financial advisor for the past 29 years. During that time, his primary functions included account management, security trading, market making, due diligence and corporate finance.

         Mr. Henry has completed the following courses: Investment Dealers Association Registration, Effective Management in the Canadian Securities Industry, "The Securities Program" - Corporate Governance/Continuous Disclosure." He also holds the Series 62 and 63 securities licenses for the sale of corporate securities and for state registration, respectively.

         Laurie deBoer, has served as our Director, Secretary and Treasurer since December, 2001. Since the autumn of 1999, Laurie deBoer has been employed as the Executive Assistant by the corporate finance firm RD Capital. As well as providing accounting services for public companies, Ms. deBoer assists those companies with their reporting obligations. Ms. deBoer has also held the office of Secretary with the Strathmore Minerals Corp. since May of 2000. Strathmore Minerals Corp. is engaged in the business of acquiring and developing uranium properties and trades on the CDNX under the trading symbol STM. After a 4 year career in banking, and a 9 year career in the hospitality industry, Ms. deBoer returned to school in 1988. Graduating with honors in 1991, Ms. de Boer received both a certificate and a diploma in Business Administration from Red Deer Community College, Red Deer, Canada in 1990 and 1991, respectively. After graduation in 1991, Ms. deBoer worked as a cost and staff accountant for a manufacturing firm.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Caddo Enterprises, Inc.
                                        Registrant
Date: December 26, 2001


                                        By: /s/ Garry Henry
                                        ----------------------------------------
                                        President and Chairman




                                       2